UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 4, 2003


                               SKYBRIDGE WIRELESS
                               ------------------
               (Exact name of registrant as specified in charter)



        Nevada                        000-26755                  88-0391722
        ------                        ---------                  ----------
(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
of incorporation or                                          Identification No.)
organization)



                            6565 Spencer Street, #205
                              Las Vegas, NV 89119
                    (Address of principal executive offices)


                         Registrant's telephone number,
                              including area code:
                                 (702) 897-8704

Item 7. Financial Statements, Pro Forma Financial Information.

     (a)(b) The required financial statements and pro forma financial information is attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Skybridge Wireless, Inc.


Date: June, __ 2003                        By: /s/ Jason Neiberger
                                              -----------------------
                                           Jason Neiberger, President

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS



                                TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                       ---------

Report of Independent Certified Public Accountants                         1

Financial statements

   Balance sheet                                                           2

   Statement of operations                                                 3

   Statement of stockholders' equity                                       4

   Statement of cash flows                                                 5

   Notes to financial statements                                           6

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Board of Directors and Stockholders
SkyBridge Wireless, Inc.
(Formerly Known As Entertainment Internet, Inc.)
(A Development Stage Company)
Las Vegas, Nevada

We have audited the accompanying balance sheet of SkyBridge Wireless, Inc. (Formerly Known As Entertainment Internet, Inc.) (A Development Stage Company) as of December 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the period from December 20, 2002 (Date of Inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SkyBridge Wireless, Inc. as of December 31, 2002, and the results of its activities and cash flows for the period from December 20, 2002 (Date of Inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and has no assets, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


     L.L. Bradford & Company, LLC
     May 2, 2003
     Las Vegas, Nevada

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2002




                             Assets


Current assets                                            $     --
                                                          ---------

Total assets                                              $     --
                                                          =========

               Liabilities and Stockholders' Equity

Current Liabilities                                       $     --
                                                          ---------

Total Liabilities                                         $     --

Stockholders' Equity
  Common stock; $0.001 par value; 100,000,000 shares
    Authorized; 33,000,000 shares issued and outstanding    33,000
  Additional paid-in capital                                    --
  Accumulated deficit during the development stage         (33,000)
                                                          ---------
    Total stockholders' equity                                  --
                                                          ---------

Total liabilities and stockholders' equity                $     --
                                                          =========

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS




                                                  December 20, 2002
                                                 (Inception) through
                                                  December 31, 2002
                                                  -----------------
Revenue                                           $             --

Cost of revenue                                                 --
                                                  -----------------

Gross income                                                    --

Operating expenses
  Consulting and professional fees                          33,000
                                                  -----------------

    Total operating expenses                                33,000
                                                  -----------------

Loss before provision for income taxes                     (33,000)

Provision for income taxes                                      --
                                                  -----------------

Net loss                                          $        (33,000)
                                                  =================

Basic and diluted loss per common share           $          (0.00)
                                                  -----------------

Basic and diluted weighted average
  common shares outstanding                             33,000,000
                                                  =================

                                           SKYBRIDGE WIRELESS, INC.
                               (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                                         (A DEVELOPMENT STAGE COMPANY)
                                       STATEMENT OF STOCKHOLDER EQUITY




                                                                                              Accumulated
                                                         Common Stock         Additional     Deficit During      Total
                                                      -------------------      Paid-In        Development    Stockholders'
                                                        Shares    Amount       Capital           Stage          Equity
                                                      ----------  -------  ----------------  -------------  --------------
Balance at December 20, 2002 (Inception)                      --  $    --  $             --  $         --   $          --

Issuance of shares to founders for services, $0.001   33,000,000   33,000                --            --          33,000

Net loss                                                      --       --                --       (33,000)        (33,000)
                                                      ----------  -------  ----------------  -------------  --------------

Balance December 31, 2002                             33,000,000  $33,000  $             --  $    (33,000)  $          --
                                                      ==========  =======  ================  =============  ==============

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS



                                              December 20, 2002
                                             (Inception) Through
Cash flow from operating activities:           March 31, 2003
                                             ------------------
  Net Loss                                   $         (33,000)
  Adjustments to reconcile net loss to
  Net cash used by operating activities:
    Stock based compensation                            33,000
                                             ------------------
      Net cash used by operating activities                 --
                                             ------------------

Net change in cash                           $              --

Beginning cash balance                       $              --
                                             ------------------

Ending cash balance                          $              --
                                             ==================

Supplemental disclosure of cash flow:
  Cash paid for interest                     $              --
                                             ==================
  Cash paid for income taxes                 $              --
                                             ==================

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES
     ---------------------------------------------------------------------

     Description  of  business  -  SkyBridge  Wireless,  Inc. (formerly known as
     -------------------------
     Entertainment Internet, Inc.) (hereinafter referred to as the "Company") is a development stage company incorporated on December 20, 2002 under the laws of the state of Nevada. The business purpose of the Company is to develop a wireless network which provides access to the internet.

     History  and  recapitalization  - As discussed in Footnote 3, Entertainment
     ------------------------------
     Internet, Inc. ("ENIN") was incorporated in Nevada on April 20, 1992 under the name of West Tech Services, Inc. ENIN underwent several amendments until 1998, when it changed its name to Entertainment Internet, Inc. and became inactive after 2000. On November 20, 2000, ENIN filed a voluntary petition for bankruptcy in the United States Bankruptcy Court under Chapter
     11. ENIN emerged from bankruptcy under Chapter 7 pursuant to a Bankruptcy Court Order entered on November 28, 2001 with no remaining assets or liabilities.

     On March 31, 2003, ENIN consummated an agreement to acquire all of the outstanding capital stock of SkyBridge Wireless, Inc., in exchange for 33,000,000 shares of the Company's common stock ("ENIN Transaction"). Prior to the ENIN Transaction, ENIN was a non-operating public shell company with no operations, nominal net assets and 7,655,412 shares of common stock issued and outstanding; and SkyBridge Wireless, Inc. was a development stage company. The ENIN Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the ENIN Transaction is equivalent to the issuance of stock by a development stage company (SkyBridge Wireless, Inc.) for the net monetary assets of a non-operational public shell company (Entertainment Internet, Inc.), accompanied by a recapitalization. The accounting for the ENIN Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. The Company recognized an acquisition cost of $7,449, which is the net balance of the par value of the issuance of common stock related to the ENIN Transaction totaling $7,655 less the cash received from ENIN totaling $206. Accordingly, these financial statements are the historical financial statements of SkyBridge Wireless, Inc.

     Going concern - The accompanying financial statements have been prepared on
     -------------
     a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is in the development stage, has no operating revenue and incurred a net loss of approximately $33,000 for the period from December 20, 2002 (Date of Inception) through December 31, 2002. The Company is in the first year of development, with an accumulated loss during the development stage of approximately $33,000. As of December 31, 2002, management is uncertain as to the completion date or if the product will be completed at all.

     These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing or sale of its common stock as may be required and ultimately to attain profitability.

     Management's plan, in this regard, is to raise financing of approximately $5,000,000 through a combination of equity and debt financing. Management believes this amount will be sufficient to finance the continuing development for the next twelve months. However, there is no assurance that the Company will be successful in raising such financing.

     Use  of  estimates  - The preparation of financial statements in conformity
     ------------------
     with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES
     ---------------------------------------------------------------------
     (CONTINUED)

     Fixed  assets  -  Fixed  assets  are  stated  at  cost  less  accumulated
     -------------
     depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets which is primarily 3 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

     The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

     Amended  Articles  of  Incorporation - As discussed in footnote 3, on March
     ------------------------------------
     14, 2003, a Certificate of Amendment to the Articles of Incorporation changed the number of authorized shares of common stock to 100,000,000.

     Advertising  and  marketing  costs - The Company recognizes advertising and
     ----------------------------------
     marketing costs in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communication advertising in the period in which the advertising space or airtime is used.

     Income taxes - The Company accounts for its income taxes in accordance with
     -------------
     Statement of Financial Accounting Standards No. 109. Deferred tax assets and liabilities at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     Stock-based  compensation - The Company applies Accounting Principles Board
     -------------------------
     ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies Statements of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

     The Company issued no stock and granted no warrants or options to employees for compensation for the period from December 20, 2002 (Date of Inception) through December 31, 2002.

     In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

     Fair  values  of  financial  instruments  -  The  carrying  amounts  of all
     ----------------------------------------
     financial instruments approximate fair value because of the short-term maturity of these instruments.

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES
     ---------------------------------------------------------------------
     (CONTINUED)

     Net  loss  per  common  share  - The Company computes net loss per share in
     -----------------------------
     accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents, however, potential common shares are excluded if their effect is antidilutive. For the period from December 20, 2002 (Date of Inception) through December 31, 2002, no shares were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

     New accounting pronouncements - In July 2001, the FASB issued SFAS No. 143,
     -----------------------------
     Accounting for Obligations Associated with the Retirement of Long-Lived Assets. SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. Management has yet to determine the impact that the adoption of SFAS No. 143 will have on the Company's consolidated financial statements.

     In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of (SFAS 121), and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively.

     In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN No. 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others an interpretation of SFAS No. 5, 57, and 107 and rescission of FASB Interpretation No. 34, was issued. FIN No. 45 clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The adoption of the provisions of FIN No. 45 did not have a material impact on the Company's results of operations, financial position or cash flows.

2.   STOCKHOLDERS'  EQUITY
     ---------------------

     During December 2002, the Company issued 33,000,000 shares of common stock to the founders of the Company for consulting services totaling $33,000.

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

3.   SUBSEQUENT  EVENTS
     ------------------

     ENIN  Transaction  -  As  discussed  in Footnote 1, on March 31, 2003, ENIN
     -----------------
     consummated an agreement to acquire all of the outstanding capital stock of SkyBridge Wireless, Inc., in exchange for 33,000,000 shares of the Company's common stock. Prior to the ENIN Transaction, ENIN was a non-operating public shell company with no operations, nominal net assets and 7,655,412 shares of common stock issued and outstanding; and SkyBridge Wireless, Inc. was a development stage company. The ENIN Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the ENIN Transaction is equivalent to the issuance of stock by a development stage company (SkyBridge Wireless, Inc.) for the net monetary assets of a non-operational public shell company (Entertainment Internet, Inc.), accompanied by a recapitalization. The accounting for the ENIN Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded. The Company recognized an acquisition cost of $7,449, which is the net balance of the par value of the issuance of common stock related to the ENIN Transaction totaling $7,655 less the cash received from ENIN totaling $206. Accordingly, these financial statements are the historical financial statements of SkyBridge Wireless, Inc.

     Issuance of common stock - During April 2003, the Company received $250,000
     ------------------------
     in consideration of 1,500,000 shares of the Company's common stock.

     Cancellation  of  common stock - The Company determined 7,500,000 shares of
     ------------------------------
     ENIN's common stock was issued in error during the bankruptcy, as discussed in Note 1. These shares were issued and held by the Company's transfer agent and were not distributed. During April 2003, the 7,500,000 shares of the Company's common stock were cancelled and recorded as a reduction to common stock and an increase to additional paid-in capital.

     Fixed  assets  -  For  the  three  months ended March 31, 2003, the Company
     -------------
     acquired computer, equipment and software totaling $38,615.

     Due  to  related  parties  -  As  of  March  31, 2003, the Company borrowed
     -------------------------
     $164,955 and $48,000 from the founders of the Company and a family member of a founder of the Company, respectively. The balances bear no interest, are unsecured and due on demand.

     Rent  -  related party - During January 2003, the Company began to operates
     ----------------------
     from a leased facility on a month-to-month basis, currently $1,500 per month, which is leased from a stockholder of the Company. For the three months ended March 31, 2003 the rent expense totaled $4,500.

     Amended  Articles  of  Incorporation  - On March 14, 2003, a Certificate of
     ------------------------------------
     Amendment to the Articles of Incorporation changed the number of authorized shares of common stock to 100,000,000.

                            SKYBRIDGE WIRELESS, INC.
                (FORMERLY KNOWN AS ENTERTAINMENT INTERNET, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

4.   PRO  FORMA  RESULTS
     -------------------

     As discussed in Note 1, the Company acquired 100% of Entertainment Internet, Inc. Accordingly, the following pro forma condensed statements of operations are to present the results of operations of the consolidated entities for the year ended December 31, 2002 as though the transaction described in Note 1 had been effective on January 1, 2002. The pro forma results of operations are based upon assumptions that the Company believes are reasonable and are based on the historical operations of Entertainment Internet, Inc. The pro forma statements of operations are presented for informational purposes only and are not necessarily indicative of the results of operations that would have occurred had the business combination with Entertainment Internet, Inc. been consummated on January 1, 2002.

     Pro forma results for the year ended December 31, 2002:
     -------------------------------------------------------

                                 SkyBridge       Entertainment     Pro Forma     Pro Forma
                               Wireless, Inc.    Internet, Inc.   Adjustments     Results
                              ----------------  ----------------  ------------  -----------

Revenues                      $            --   $            --   $         --  $       --
Operating expenses                     33,000            16,945             --      49,945
                              ----------------  ----------------  ------------  -----------

Income before tax provisions          (33,000)          (16,945)            --     (49,945)
Tax provisions                             --                --             --          --
                              ----------------  ----------------  ------------  -----------
Net income from
  operations                  $       (33,000)  $       (16,945)  $         --  $  (49,945)
                              ================  ================  ============  ===========

Net loss                      $       (33,000)  $       (16,945)  $         --  $  (49,945)
                              ================  ================  ============  ===========

Basic and diluted loss per
  Common share                $         (0.00)  $         (0.00)  $         --  $    (0.01)
                              ================  ================  ============  ===========

Weighted average shares used
  in per share calculations        33,000,000         7,655,412             --   8,740,344
                              ================  ================  ============  ===========